UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2018

JERNIGAN CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36892 (Commission File Number)	47-1978772 (IRS Employer Identification No.)

6410 Poplar Avenue, Suite 650 Memphis, TN (Address of principal executive offices)	38119 (Zip Code)

Registrant’s telephone number, including area code: (901) 567-9510

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company.

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series B Articles Supplementary

In connection with the Program (as described below), on March 29, 2018, Jernigan Capital, Inc. (the “Company”) filed, with the State Department of Assessments and Taxation of the State of Maryland, Articles Supplementary (the “Articles Supplementary”) to the Articles of Amendment and Restatement of the Company, designating 2,025,000 shares of its previously undesignated preferred stock as Series B Preferred Stock. The Articles Supplementary increase the number of shares of the Company’s preferred stock designated as Series B Preferred Stock from 1,725,000 to 3,750,000.

The foregoing summary of the Articles Supplementary is not complete and is qualified in its entirety by reference to the full text of the Articles Supplementary, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

At-the-Market Offering Program

On March 29, 2018, the Company and Jernigan Capital Operating Company, LLC (the “Operating Company”) entered into a Distribution Agreement (the “Distribution Agreement”), by and among the Company, the Operating Company, JCAP Advisors, LLC, the Company’s external manager, and B. Riley FBR, Inc. (the “Agent”) in connection with the commencement of an at-the-market continuous offering program (the “Program”). Pursuant to the terms and conditions of the Distribution Agreement, the Company may, from time to time, issue and sell through or to the Agent, shares of the Series B Preferred Stock, having an aggregate offering price of up to $45 million (the “Shares”).

Sales of the Shares, if any, under the Distribution Agreement may be made in transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker or in block trades. The Company or the Agent may at any time suspend the offering or terminate the Distribution Agreement pursuant to the terms of the Distribution Agreement. The actual sale of Shares under the Program will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Series B Preferred Stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company. The Company has no obligation to sell any of the Shares, and may at any time suspend offers under the Distribution Agreement or terminate the Distribution Agreement.

The Agent will be entitled to a commission of up to 2% of the gross offering proceeds of Shares sold through it as agent. Under the terms of the Distribution Agreement, the Company also may sell Shares to the Agent as a principal, pursuant to a separate agreement, for its own account at a price agreed upon in writing at the time of sale.

The Agent has agreed, subject to the terms and conditions of the Distribution Agreement, to use its commercially reasonable efforts consistent with its normal trading and sales practices to execute any order that the Company submits to it under the Distribution Agreement and with respect to which the Agent has agreed to act as the Company’s agent.

The Company intends to contribute the net proceeds from the sale of Shares under the Program to the Operating Company in exchange for Series B Preferred Units. The Operating Company intends to use any net proceeds from the sale of Shares under the Distribution Agreement to fund its investments and for general corporate purposes.

The Shares will be issued pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-212049), and a prospectus supplement relating to the Shares that was filed with the Securities and Exchange Commission on March 29, 2018. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

A copy of the Distribution Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Distribution Agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Amendment No. 3 to the Limited Liability Company Agreement

On March 29, 2018, the Company, in its capacity as the sole and managing member of the Operating Company, entered into Amendment No. 3 (the “LLC Agreement Amendment”) to the Limited Liability Company Agreement of the Operating Company (as amended, the “LLC Agreement”), in order to provide for the issuance, and the designation of the terms and conditions, of 2,025,000 additional 7.00% Series B preferred units of limited liability company interest in the Operating Company (“Series B Preferred Units”), the economic terms of which are identical to those of the Company’s 7.00% Series B cumulative redeemable perpetual preferred stock, $0.01 par value per share (the “Series B Preferred Stock”), in connection with the Company’s issuance and sale from time to time of up to $45 million of Series B Preferred Stock pursuant to the Program. The Company intends to contribute the net proceeds from the Program, if any, to the Operating Company in exchange for Series B Preferred Units.

The foregoing summary of the LLC Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of the LLC Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
1.1	Distribution Agreement, dated March 29, 2018, by and among Jernigan Capital, Inc., Jernigan Capital Operating Company, LLC, JCAP Advisors, LLC, and B. Riley FBR, Inc.
3.1	Articles Supplementary designating additional shares of Series B Preferred Stock.
5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares.
8.1	Opinion of Morrison & Foerster LLP regarding tax matters.
10.1	Amendment No. 3 to the Limited Liability Company Agreement of Jernigan Capital Operating Company, LLC.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).
23.2	Consent of Morrison & Foerster LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERNIGAN CAPITAL, INC.

Dated: March 29, 2018	By:	/s/ John A. Good
John A. Good
President and Chief Operating Officer